                                                                   Exhibit 10.17

                                                                [CONFORMED COPY]

                       AMENDMENT AND ASSUMPTION AGREEMENT


          AMENDMENT AND ASSUMPTION AGREEMENT dated as of December 29, 1997 among New England Investment Companies, L.P. a Delaware limited partnership ("NEIC"),
                                                                        ----
NEIC Operating Partnership, L.P., a Delaware limited partnership ("NEICOP") and
                                                                   ------
the Noteholders referred to below. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Purchase Agreements referred to below.



                              W I T N E S S E T H:


          WHEREAS, NEIC entered into several Note Purchase Agreements dated as of December 28, 1995 with the institutions listed on Schedule I thereto (as in effect on the date hereof, the "Note Purchase Agreements"), pursuant to which
                                ------------------------
the Company issued its 6.54% Senior Notes due January 9, 2003 (the "Notes");
                                                                    -----

          WHEREAS, NEIC and NEICOP have entered into an Intercompany Agreement, dated as of December 29, 1997 (the "Intercompany Agreement"), pursuant to which
                                    ----------------------
NEIC will transfer and assign all of its operating assets and all of its liabilities to NEICOP in exchange for the issuance by NEICOP to NEIC of additional units of general partnership interests of NEICOP;

          WHEREAS, the Noteholders have agreed to such assumption on the terms and conditions set forth below; and

          WHEREAS, the Noteholders have agreed to the following amendments to the Note Purchase Agreements.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, NEIC, NEICOP and the Noteholders hereby agree as follows:

          Section 1.  Definitions.  Terms used but not defined herein shall have
                      -----------
the respective meanings ascribed to such terms in the Note Purchase Agreements, as amended hereby. In addition, "Restructuring" shall have the meaning given to
                                  -------------
that term in Note

4 to NEIC's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on September 30, 1997.

          Section 2.  Assumption.  (a) NEICOP hereby irrevocably and
                      ----------
unconditionally assumes the obligations for the due and punctual payment of the principal of and premium, if any, and interest on the Notes and the performance of each and every other covenant and obligation of the Company under the Note Purchase Agreements and the Notes. From and after the date hereof, each Noteholder agrees, for itself and its successors and assigns, that it shall look solely to NEICOP and not to NEIC, for the payment and performance of the obligations of the Company under the Note Purchase Agreements hereby assumed by NEICOP.

          (b) All references to the Company in the Note Purchase Agreements or any Note or any document, instrument or agreement executed, or to be executed, in connection therewith shall be deemed to be references to NEICOP, except for references to the Company relating to its status prior to the assumption provided for in the foregoing clause (a).

          (c) All covenants and obligations of the Company under the Note Purchase Agreements existing prior to the assumption provided for in the foregoing clause (a) shall continue in full force and effect after giving effect to such assumption.

          Section 3.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
to effectiveness specified in Section 14 of this Amendment and Assumption Agreement, but with effect on and after the date hereof, the Note Purchase Agreements shall be amended as follows:

          (a) Schedule B of the Note Purchase Agreements shall be amended by adding the following new definition and inserting the same in its appropriate alphabetical location :

          "NEIC, L.P." means New England Investment Companies, L.P., a Delaware limited partnership.

          (b) The last sentence of Section 10.9 of the Note Purchase Agreements is amended to read in its entirety as follows:

     "Notwithstanding the occurrence or continuance of a Default or Event of Default, the Company may make distributions to any of its limited partners in amounts sufficient to allow any such limited partner to pay all federal income taxes with respect to the amount of income and gain of the Company allocated to such limited partner, or in the case of NEIC, L.P., the Company may make distributions to NEIC, L.P. in amounts sufficient to allow
     (i) the limited partners of NEIC, L.P. to pay all federal income taxes with respect to the amount of income and gain of NEIC, L.P. attributable to its partnership interest in the Company (assuming for these purposes that such limited partner is taxable at the highest applicable rate of taxation), and
     (ii) NEIC, L.P. to pay the tax imposed under Section 7704(g) of the Code on electing partnerships, if NEIC, L.P. has made the election contemplated thereby."


          (c) The last sentence of Section 5.17 of the Note Purchase Agreements is amended to read in its entirety as follows:

          "The Company is not required to register as an 'investment adviser' (as defined in the Investment Advisers Act)."

          (d) Section 22.7 of the Note Purchase Agreements is amended to read in its entirety as follows:

"22.7.  NON-RECOURSE.

          Notwithstanding anything to the contrary in this Agreement or any Note, no recourse shall be had against any general partner of the Company for the payment of the principal of or interest or Make-Whole Amount on any Note, or for any other payment under this Agreement or any Note. It is understood that the foregoing shall not prevent recourse to the Company or to any of the assets of the Company."

          Section 4.  Representations and Warranties.  NEICOP represents and
                      ------------------------------
warrants to each Noteholder as follows (and, to the extent any representation, warranty or certification made by NEICOP in this Amendment ans Assumption Agreement, or in any other certificate or other writing furnished to any Noteholder pursuant to this Amendment and Assumption Agreement, shall prove to have been false or misleading as of the time made or furnished in any material respect, it shall be an Event of Default for purposes of the Note Purchase Agreements, as amended hereby):

          (a) This Amendment and Assumption Agreement has been duly authorized by all necessary partnership or corporate, at the case may be, action on the part of NEICOP and its general partners, and this Amendment and Assumption Agreement constitutes a legal, valid and binding obligation of NEICOP enforceable against NEICOP in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency,
                                  -
reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of
                                 --
whether such enforceability is considered in a proceeding in equity or at law).

          (b) The execution, delivery and performance by NEICOP of this Amendment and Assumption Agreement will not (i) contravene, result in any breach
                                             -
of, or constitute a default under, or result in the creation of any Lien in respect of any property of NEICOP or any Subsidiary under, its partnership agreement or any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate or partnership charter or by-laws, or any other Material agreement or instrument to which NEICOP or any Subsidiary is bound or by which NEICOP or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms,
                    --
conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to NEICOP or any Subsidiary or
(iii) violate any provision of any statute or other rule or regulation of any
 ---
Governmental Authority applicable to NEICOP or any Subsidiary.

          (c) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by NEICOP of this Amendment and Assumption Agreement.

          (d) The execution and delivery of this Amendment and Assumption Agreement hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.

          (e) Upon the effectiveness of this Amendment and Assumption Agreement, each of the representations of the Company contained in Section 5 of the Note Purchase Agreements (as modified by Section 3 of this Amendment and Assumption Agreement) shall be true and correct, after giving effect to the transactions contemplated hereby (including, without limitation, the Restructuring), as if made as of the date hereof.

          (f) No Default or Event of Default has occurred and is continuing, and after giving effect to the transactions contemplated hereby no Default or Event of Default shall have occurred and be continuing.

          (g) Pursuant to the Restructuring, all of the assets and liabilities of NEIC will be transferred to NEICOP. Immediately after giving effect to the Restructuring, NEICOP will not have any material liabilities other than those transferred to NEICOP by NEIC.

          (h) After giving effect to the Restructuring, ownership of NEICOP shall be substantially as set forth in Exhibit A hereto.

          (i) The transactions contemplated hereby, including without limitation the Restructuring and the assumption by NEICOP of the obligations of NEIC under the Note Purchase Agreements and the Notes, have not and will not be consummated with the intent to hinder, delay or defraud any entity to which NEICOP or NEIC was or is to become indebted. In addition, both before and after giving effect to such transactions, NEICOP (i) is not insolvent and will not be rendered insolvent in connection therewith, (ii) does not have and will not be left with unreasonably small capital with which to conduct its business operations and (iii) has not and will not have incurred debts beyond its ability to pay such debts as they mature.

          Section 5.  Exchange of Notes; Notation.  (a) NEICOP, at the request
                      ---------------------------
of any Noteholder after the date hereof, shall exchange Notes held by such Noteholder for notes of NEICOP substantially in the form of Exhibit 1 to the Note Purchase Agreements (modified only to reflect the assumption and release effected hereby).

          (b) NEICOP authorizes each Noteholder prior to any such exchange to make a notation on each Note held by such Noteholder substantially as follows:

          "NEIC OPERATING PARTNERSHIP, L.P., A DELAWARE LIMITED PARTNERSHIP, HAS ASSUMED THE DUE AND PUNCTUAL PAYMENT OF THE PRINCIPAL OF AND PREMIUM, IF ANY, AND INTEREST ON THIS NOTE"

          Section 6.  Private Placement Number.  If so requested by any
                      ------------------------
Noteholder, NEICOP shall obtain from Standard & Poor's CUSIP Service Bureau a new private placement number with respect to the Notes and shall pay the expenses relating thereto.

          Section 7.  Further Assurances.  At any time and from time to time,
                      ------------------
upon any Noteholder's request, NEICOP will promptly execute and deliver any and all further instruments and documents and will take such further action as such Noteholder may reasonably deem necessary to effect the purposes of this Amendment and Assumption Agreement.

          Section 8.  Expenses.  Without limiting the generality of Section 15.1
                      --------
of the Note Purchase Agreements, NEICOP and NEIC jointly and severally agree to pay all expenses incident to the transactions contemplated by this Amendment and Assumption Agreement (including all document production costs and other expenses, the fees and disbursements of special counsel to the Noteholders for their services with relation to such transactions), and to reimburse the Noteholders for any out-of-pocket expenses.

          Section 9.  Binding Effect.  This Amendment and Assumption Agreement
                      --------------
shall be binding upon NEIC, NEICOP and the Noteholders, and shall inure to the benefit of their respective successors and assigns.

          Section 10.  Taxes.  NEICOP agrees to indemnify and hold each
                       -----
Noteholder free and harmless from and against any Federal, state or local income or franchise taxes or any interest, penalties, or additions to tax with respect thereto, that are incurred by any Noteholder in whole or in part by reason of the assumption of the Notes and Note Purchase Agreements by NEICOP under this Amendment and Assumption Agreement or the receipt of any payment hereunder in respect of such taxes or other amounts. Any amount that NEICOP is required to pay pursuant to this Section 10, shall be payable promptly upon demand therefor by the Noteholder to whom payment is to be made, which demand shall specify in reasonable detail the manner in which the amount to be paid was computed and which computation shall be binding absent manifest error. If a Noteholder shall have received a payment pursuant to this Section (an "Assumption Tax Payment")
                                                      ----------------------
and subsequent to the receipt of such Assumption Tax Payment, the Noteholder determines in its sole discretion that it has received a refund, credit or other reduction in liability for any tax (an "Offsetting Benefit"), which Offsetting
                                        ------------------
Benefit would not have been received but for the assumption of the Notes by NEICOP pursuant to this Amendment and Assumption Agreement, such Noteholder shall pay to NEICOP the amount of such Offsetting Benefit, provided that the aggregate amounts to be paid by such Noteholder pursuant to this sentence shall not exceed that amount of any Assumption Tax Payments previously received by such Noteholder pursuant to this Section. Amounts that any Noteholder is required to pay in respect of an Offsetting Benefit pursuant to this Section shall be payable promptly following the Noteholder's determination that it has received such Offseting Benefit. Nothing herein shall entitle NEIC, NEICOP or any other person to examine any tax return of any Noteholder.

          NEICOP will pay all stamp, documentary or similar taxes which may be payable in respect of the execution and delivery of this Amendment and Assumption Agreement or of the execution and delivery of any of the Notes as contemplated by Section 4 hereof and will save the Noteholders harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

          Section 11.  Governing Law.  This Amendment and Assumption Agreement
                       -------------
shall be governed by and construed in accordance with the laws of the State of New York.

          Section 12.  Captions.  The headings of the various sections hereof
                       --------
are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

          Section 13.  Counterparts.  This Amendment and Assumption Agreement
                       ------------
may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

          Section 14.  Conditions to Effectiveness.  This Amendment and
                       ---------------------------
Assumption Agreement shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness:

          (a) This Amendment and Assumption Agreement shall have been duly executed and delivered by NEIC, NEICOP and each of the Noteholders.

          (b) Each of the Noteholders shall have received an opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Noteholders, dated the date hereof and substantially in the form of Exhibit B hereto.

          (c) Each of the Noteholders shall have received an opinion from Edward N. Wadsworth, Esq., General Counsel for the General Partner, dated the date hereof and substantially in the form of Exhibit C hereto.

          (d) The Bill of Sale, Assignment and Assumption Agreement, dated as of December 29, 1997, shall have been duly executed and delivered by NEIC and NEICOP, evidencing consummation of the Restructuring.

          Section 15.  Documents Otherwise Unchanged.  Except as herein
                       -----------------------------
provided, the Note Purchase Agreements shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the undersigned has caused this Amendment and Assumption Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                    NEW ENGLAND INVESTMENT
                                      COMPANIES, L.P.

                                    By NEW ENGLAND INVESTMENT
                                      COMPANIES, INC., its
                                      General Partner


                                    By /s/ Kevin Charleston
                                      --------------------------
                                      Title: Assistant Treasurer


                                    NEIC OPERATING PARTNERSHIP,
                                 L.P.

                                    By NEW ENGLAND INVESTMENT
                                      COMPANIES, INC., its
                                      Managing General Partner


                                    By /s/ Kevin Charleston
                                      --------------------------
                                      Title: Assistant Treasurer

Each of the following
Noteholders hereby consents
to the foregoing Amendment
and Assumption Agreement:


THE TRAVELERS INSURANCE COMPANY


By /s/ Craig H. Farnsworth
  ------------------------------
  Title: Second Vice President


THE TRAVELERS INDEMNITY
  COMPANY


By /s/ Craig H. Farnsworth
  ------------------------------
  Title: Second Vice President


CIG & CO. as nominee for
  CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY


By /s/ James R. Kuzemchak
  ------------------------------
  Title: Partner


CIG & CO. as nominee for
  LIFE INSURANCE COMPANY OF
  NORTH AMERICA


By /s/ James R. Kuzemchak
  ------------------------------
  Title: Partner


GREAT-WEST LIFE & ANNUITY
  INSURANCE COMPANY

By /s/ Ernie P. Friesen
  ------------------------------
  Title: Assistant Vice President / Investments


By /s/ Wayne T. Hoffmann
  ------------------------------
  Title: Vice President / Investments

PACIFIC LIFE INSURANCE COMPANY


By /s/ Ronn Cornelius
  ------------------------------
  Title: Assistant Vice President


By /s/ Peter S. Fiek
  ------------------------------
  Title: Assistant Secretary


NORTHERN LIFE INSURANCE
  COMPANY


By /s/ James V. Wittich
  ----------------------------
  Title: Assistant Treasurer


RELIASTAR LIFE INSURANCE COMPANY,
  fka Northwestern National Life
  Insurance Company


By /s/ James V. Wittich
  ----------------------------
  Title: Authorized Representative


RELIASTAR UNITED SERVICES LIFE
  INSURANCE COMPANY, fka United
  Services Life Insurance Company


By /s/ James V. Wittich
  -----------------------------
  Title: Assistant Treasurer


RELIASTAR BANKERS SECURITY LIFE
  INSURANCE COMPANY, as successor
  by merger to The North Atlantic
  Life Insurance Company of America


By /s/ James V. Wittich
  -----------------------------
  Title: Vice President

PARAGON LIFE INSURANCE
  COMPANY

By: Conning Asset Management
  Company


By /s/ Douglas R. Koester
  ----------------------------
  Title: Senior Vice President


GENERAL AMERICAN LIFE
  INSURANCE COMPANY

By: Conning Asset Management
  Company


By /s/ Douglas R. Koester
  ----------------------------
  Title: Senior Vice President


PROVIDENT MUTUAL LIFE
  INSURANCE COMPANY


By /s/ James D. Kestner
  ------------------------------
  Title: Vice President


PROVIDENT MUTUAL LIFE AND
  ANNUITY COMPANY OF AMERICA


By /s/ James D. Kestner
   -----------------------------
  Title: Vice President


PROVIDENT MUTUAL LIFE
  INSURANCE COMPANY --
  COVENANT

By /s/ James D. Kestner
  ------------------------------
  Title: Vice President



AMERICAN FAMILY LIFE
  INSURANCE COMPANY


By/s/ Phillip Hannifan
  ------------------------------
  Title: Investment Director


FIRST SUNAMERICA LIFE
  INSURANCE COMPANY


By /s/ Michael Thomas
  ------------------------------
  Title: Authorized Agent


SUNAMERICA LIFE INSURANCE
  COMPANY


By /s/ Michael Thomas
  ------------------------------
  Title: Authorized Agent